UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07    Submission of Matters to a Vote of Security Holders.

Portland General Electric Company (the Company) held its 2024 virtual annual meeting of shareholders on April 19, 2024 in Portland, Oregon. The following proposals were voted on at the meeting by the Company’s shareholders:
1.The election of directors;
2.An advisory, non-binding vote to approve the compensation of the Company’s named executive officers;
3.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and
4.To approve the Amended and Restated Portland General Electric Company Employee Stock Purchase Plan.

There were 101,221,118 shares of common stock issued and outstanding as of February 20, 2024, the record date for the meeting, with 95,568,063 shares represented at the annual meeting.

Each of the director nominees listed below was elected and the voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-votes
Dawn Farrell	90,632,138	364,755	82,620	4,488,550
Marie Oh Huber	90,487,421	504,939	87,153	4,488,550
Kathryn Jackson, PhD	90,254,278	743,815	81,420	4,488,550
Michael Lewis	90,744,732	248,689	86,092	4,488,550
Michael Millegan	90,151,972	839,945	87,596	4,488,550
John O'Leary	90,886,056	110,425	83,032	4,488,550
Patricia Pineda	90,727,993	266,151	85,369	4,488,550
Maria Pope	90,866,813	120,137	92,563	4,488,550
James Torgerson	89,953,872	1,040,521	85,120	4,488,550

Shareholders approved the compensation of the Company’s named executive officers. There were 89,402,710 votes cast for the proposal, 1,200,430 votes cast against the proposal, 476,373 abstentions, and 4,488,550 broker non-votes.

Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. There were 93,546,009 votes cast for the proposal, 1,934,264 votes cast against the proposal, and 87,790 abstentions.

Shareholders approved the Amended and Restated Portland General Electric Company Employee Stock Purchase Plan. There were 90,768,312 votes cast for the proposal, 192,658 votes cast against the proposal, and 118,543 abstentions, and 4,488,550 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	April 24, 2024	By:	/s/ Joseph R. Trpik
Joseph R. Trpik
Senior Vice President, Finance and Chief Financial Officer
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